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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OF 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 07, 2001

                                  ABC-NACO Inc.
                             (Debtor-In-Possession)
     ----------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

DELAWARE                          0-22906                   36-3498749
--------------------     ---------------------------        ----------------
(Jurisdiction of         (Commission File Number)           (IRS Employer
incorporation)                                               Identification No.)

                                  ABC-NACO Inc.
                           335 EISENHOWER LANE SOUTH,
                             LOMBARD, ILLINOIS 60148
     ----------------------------------------------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (630) 792-2010

Item 5.           Other Events

On December 7, 2001, ABC-NACO Inc. (the "Company") announced that it has agreed to sell substantially all of its operating assets to TCF Railco Acquisition Corp ("TCF") for $75 million (subject to certain adjustments and assumption of certain liabilities). The agreement for the sale of substantially all of the Company's assets to TCF was entered into in accordance with the court-authorized sales process. The agreement is subject to a confirmation hearing scheduled on December 11, 2001, by the U.S. Bankruptcy Court for the Northern District of Illinois. The sale is subject to review under the Hart-Scott-Rodino Antitrust Improvements Act. The parties intend to close the sale as soon as possible after the necessary approvals have been received. A copy of the press release issued by the Company on December 7, 2001, is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

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On December 11, 2001, the Company announced that the U.S. Bankruptcy Court for the Northern District of Illinois entered an order approving the sale of substantially all of its of its operating assets to TCF. A copy of the press release issued by the Company on December 11, 2001, is attached hereto as
Exhibit 99.2 and is incorporated in its entirety herein by reference.



Item 7.           Financial Statements and Exhibits.

       (c)      Exhibits

       Exhibit No.       Description

       99.1              Press Release of ABC-NACO Inc. dated December 07, 2001
       99.2              Press Release of ABC-NACO Inc. dated December 11, 2001

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ABC-NACO Inc.

                                    By:   /s/ Wayne R. Rockenbach
                                          -------------------------------------
                                    Name: Wayne R. Rockenbach
                                    Title:   Chief Financial Officer


Dated:   December 17, 2001


                                  EXHIBIT INDEX

       Exhibit No.       Description

       99.1              Press Release of ABC-NACO Inc. dated December 07, 2001
       99.2              Press Release of ABC-NACO Inc. dated December 11, 2001



Safe Harbor Statement Under The Private Securities Litigation Reform Act of 1995: The statements contained in this release which are not historical facts, may be deemed to be forward-looking statements that are subject to change based on various factors which may be beyond the control of ABC-NACO Inc. Accordingly, actual results could differ

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materially from those expressed or implied in any such forward-looking statement. Factors that could affect actual results are described more fully in the Company's Amended Annual Report on Form 10-K for the year ended December 31, 2000, under the caption "Cautionary Statement Concerning Forward Looking Statements," and other risks described from time to time in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made.